INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

SUPPLEMENT DATED APRIL 5, 2024 TO THE

PROSPECTUSES DATED DECEMBER 20, 2023 OF:

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)

(the “Fund”)

The following replaces the table included under the section titled “Average Annual Total Returns (for the periods ended December 31, 2022)” on Page 4 of the Summary Prospectus and Prospectus for the Fund:

	Inception Date	1 Year	Since Inception
Return Before Taxes	9/25/2019	-7.69%	-0.49%
Return After Taxes on Distributions		-7.69	-0.55
Return After Taxes on Distributions and Sale of Fund Shares		-3.95	-0.08
Invesco BulletShares® Municipal Bond 2026 Index (reflects no deduction for fees, expenses or taxes)		-7.20	0.12
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		-8.53	-0.49

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Please Retain This Supplement for Future Reference.

P-BSMQ-PRO-SUP-1 040524